Exhibit 99.2

$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2014 2015 2016 2017P Annual Revenues (MM) Captive Sales Model Success NASDAQ:MNGA 1 » Launched captive sales model through acquisition 2014 in Florida. » MagneGas is a key wedge product. » 95%+ client adoption of MagneGas2. » Rapid new client growth. » Accelerates distributor adoption. » Overall growth generates production equipment sales. Captive sales model drives 33% CAGR in welding supplies. 58% Projected CAGR in welding and equipment sales. Overall industry is only growing 2 - 3%.

MagneGas: Wedge Product with Leverage

- The acetylene market is heavily commoditized with little innovation in 100+ years.
- MagneGas is a demonstrated wedge product with high adoption rates.
- Proven client satisfaction through low attrition rates over 2+ years.
- MagneGas sales open the door for the client to bring their full welding supply needs to us.
- In our established markets, organic growth and new client adoption rates are accelerating.

For every dollar of MagneGas we sell, we are now gaining $31 in additional sales.


Industrial Gas & Welding Supply
Revenue Composition
MagneGas
3%
2%
7%
36%
2%
1%
2%
1%
7%
20%
19%
Propane
MagneGas
HighPressure Gas
Low Pressure Gas
Materials
Liquids
Bulk
Machine Reairs
Cylinder Rent
Other
Equipment

2

MagneGas

2017 National Growth Strategy

CALIFORNIA
- Very strong existing sales of MagneGas.
- Identified multiple successful independent welding supply targets for acquisition.
- Intend to make CA our next market for captive sales model in 2017.

TENNESSEE
- Major regional distribution added in late 2016.
- Key driver for market penetration in 7 SE states.

INDIANA
- Strong distributor penetrated market for MagneGas.
- Brought a Big 3 Auto manufacturer that adopted MagneGas for two plants.
- Distributor was acquired in 2016.
- Q1 2017 we will launch new location to service Big 3 Auto client.



Market	Description
★ (blue)	Existing captive sales
★ (green)	Existing Distributors Relationships
★ (red)	Target market for acquisitions

TEXAS
- 1st Distributor to purchase a production plant – 2016.

FLORIDA
- Entered FL market in Q4 2014.
- Grown revenues more than 100% in 2 years.
- Open 3 new location in LTM.
- Plan to open 4-5 locations in 2017.

NASDAQ:MNGA

3

MagneGas

Electric Utilities and Co-Combustion

Market Segment	 **Electric Utilities & Co-Combustion**
Value Proposition	The high flame temperature of MagneGas burns existing fuels cleaner through co-combustion

- MagneGas fuel has a very high combustion flame temperature of 10,500 F or 3,800 C.
- The higher the temperature, the more complete the combustion of the fuel and the cleaner the emissions.
- Ability to inject MagneGas into any form of fossil fuel as a catalyst to improve combustion.*
- Independent verification underway from two reference organizations in Coal Power.

*Results based on internal testing, independent verification underway

NASDAQ:MNGA

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MagneGas

MagneGas Co - Combustion NASDAQ:MNGA 5 . Advantages* Value Proposition Significant Market Waste Emissions Energy Fuel Power Plant ▪ CO 2 is Reduced. ▪ Heat is Increased. ▪ Nox & CO Reduced. ▪ Particulates Almost Eliminated. ▪ Potential to dramatically reduce waste emissions material. ▪ Reduces the replacement and maintenance of existing filtration and purification systems. ▪ Significant cost savings to the operator. ▪ Estimated $4 million of annual revenue per coal fired plant converted to MagneGas. 1 ▪ Mgmt estimates a total market of 547 coal fired power plants in US, 1000s worldwide. *Based on internal testing, independent verification underway

Acquisition of Coal Combustion Additive Company NASDAQ:MNGA 6 Meaningful Financial Impact » Revenue of approximately $15.0MM in 201 6. Adjusted EBITDA of ~$3.0MM. » Profitable for over 20 years. » Stable, long - lived client relationships with the largest utility companies in US. Heavy emphasis on coal powered facilities solutions. Strong Technology Synergies » Strong IP synergies. Cross - sales opportunities, complementary solutions. » Significant combustion expertise with power companies. » Transaction is anticipated to close Q1 2017.

Sterilization & Filtration Emerging Solution for Agriculture and Waste Water Industries » High volume of liquid sterilized in Sterilization Mode. » Complete elimination of small quantity liquid in Gasification Mode. » Space savings over existing methods of treatment. » A versatile syngas and sterilized water are the results of the gasification process. » Potential for meaningful cost savings, production adoption across two of the largest non - cyclical global industries. NASDAQ:MNGA 7 MagneGas’ first business line uses heat from the plasma arc system to gasify or sterilize liquid wastes

Results from Recent US Testing Recent Agriculture Industry Validation » MagneGas Corp recently tested swine manure to confirm sterilization. » Results of the recent Swine Manure Sterilization trials meet Rule 503.32. » Makes swine manure suitable for Class A treatment. » Moving forward with USDA dialogue, initiatives to accelerate validation, pull forward agriculture industry adoption. NASDAQ:MNGA 8 Initial testing results verify efficacy:

Sterilization & Filtration JV Opportunities NASDAQ:MNGA 9 Prospective Partner is US Leader in Filtration & Remediation Solutions » In discussions with a 30+ year industry leader in environmental solutions for water and air filtration and remediation. » Deep client relationships in heavy industry, utilities, fuel, manufacturing and other verticals. Potential to Accelerate Client Adoption » Options to partner with or acquire filtration solutions business. » Highly scalable solutions with low cost to expand, accelerate growth. » Deep client base with immediate needs across western US. » Strong synergies with our sterilization and filtration solutions.

Experienced Sr. Management Team

Ermanno P. Santilli, Chief Executive Officer, President

Mr. Santilli has invested over 15 years with Fortune 500 brands such as Club Car, Bobcat, Thermo King, and Trane at Ingersoll Rand Company. He successfully stewarded global and international businesses with diverse teams of sales, marketing, engineering, sourcing, finance, and distribution. After graduating with a Bachelors of Science Degree from the prestigious Boston College Carroll School of Management, Mr. Santilli obtained a Masters of Business Administration from the Indiana University Kelley School of Management. More recently, Mr. Santilli founded MagneGas Europe where he became an expert in the MagneGas technology and business model and its various applications.

Scott Mahoney, Chief Financial Officer and Secretary

Mr. Mahoney has almost 20 years of finance and executive management experience and has held positions at several public and privately held companies in the banking, energy and recycling industries. Prior to joining MagneGas, Mr. Mahoney served as Chief Financial Officer of a leading national recycling company in the automotive space which he grew through various acquisitions. He has also served as Chief Financial Officer of several oil and gas companies and as Vice-President of JP Morgan Chase. Mr. Mahoney is a Certified Financial Analyst (CFA) and obtained his Bachelor Degree from the University of New Hampshire and his Master in Business Administration from the Thunderbird School of International Management.

Luisa Ingargiola, EVP Capital Markets

Mrs. Ingargiola graduated in 1989 from Boston University with a Bachelors Degree in Business Administration and a concentration in Finance. In 1996, she received her Master's Degree from the University of South Florida. In 1990, she joined Boston Capital Partners as an Investment Advisor in their Limited Partnership Division. In this capacity, she worked with investors and partners to report investment results, file tax forms and recommend investments. In 1992, she joined MetLife Insurance Company as a Budget and Expense Manager. In this capacity she managed a $30 million dollar annual budget. Her responsibilities included budget implementation, expense and variance analysis and financial reporting.

Jack Armstrong, Executive Vice President of Strategic Alliances

Mr. Armstrong has over 20 years of experience in the capital markets. He was a Managing Director at Piper Jaffray, Head of Trading at ThinkEquity Partners and recently the Senior Vice President of the Corporate Client Group at Northland Capital Markets assisting companies in strategy and capital raises. Over his career, Mr. Armstrong has worked with senior level management at several of the largest investment companies through the process of raising an estimated $5 billion of funds over his career. Mr. Armstrong received a Bachelors of Administration in Economics from Arizona State University.

NASDAQ:MNGA

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MagneGas

Key Statistics Exchange Nasdaq Current Price (11/30/16) $0.47 Shares Outstanding 52.1M Market Cap (11/30/16) $24.5M Pro Forma Cash (9/30/16) $4.2 M* Insider Ownership 15.9% Fiscal Year End Dec 31 NASDAQ:MNGA 11 *Includes proceeds of capital raise in November 2016

11885 44 th Street N. Clearwater, FL 33762 www.MagneGas.com P. 727 - 934 - 3448 F. 727 - 934 - 6260 E. Info@magnegas.com Thank You Company Contact: